STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	13
Beginning Date of Accrual Period	21-Oct-02
End Date of Accrual Period	19-Nov-02
Distribution Date	20-Nov-02
Previous Distribution Date	21-Oct-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	26,336,084.33
Principal Collections	21,219,780.76
Interest Collections (net of servicing fee)	4,873,711.73
Servicing Fee	242,591.84
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,336,084.33
Interest Paid to Certificates	832,241.44
Principal Paid to Certificates	22,832,505.72
Equity Certificate	2,428,745.33
Servicing Fee	242,591.84

Balance Reconciliation

Begin Principal Balance	582,220,409.51
Principal Collections (including repurchases)	21,219,780.76
Charge off Amount	271,810.63
End Principal Balance	560,728,818.12

Collateral Performance
Cash Yield (% of beginning balance)	10.55%
Charge off Amount (% of beginning balance)	0.56%
Net Yield	9.98%

Delinquent Loans
30-59 days principal balance of loan	14,346,484.99
30-59 days number of loans	160
60-89 days principal balance of loan	3,473,956.62
60-89 days number of loans	37
90+ days principal balance of loan	12,858,314.82
90+ days number of loans	136

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,650
Number of HEL outstanding (EOP)	6,425
Number of Loans that went into REO	10
Principal Balance of Loans that went into REO	927,706.54

Overcollateralization
Begin OC Amount	141,189,450.28
OC Release Amount	0.00
Extra Principal Distribution	1,340,914.33
End OC Amount	142,530,364.61

Target OC Amount	142,530,364.62
Interim OC Amount	141,189,450.29
Interim OC Deficiency	1,340,914.33

Monthly Excess Cashflow	3,769,659.66

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	55.42%

Interest Calculations
1 month LIBOR	1.83000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.20000%
Class A Pass-Through Rate	2.20000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.78000%
Class M Pass-Through Rate	2.78000%
Available Funds Cap	10.69480%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.330509
2. Principal Distribution per $1,000	30.258963
3. Interest Distribution per $1,000	1.071546

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.20000%
2. Days in Accrual Period	30

3. Class A Interest Due	718,718.31
4. Class A Interest Paid	718,718.31
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	392,028,168.71
2. Class A Principal Due	20,295,594.26
3. Class A Principal Paid	20,295,594.26
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	371,732,574.45

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.5542209
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6629454

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.613008
2. Principal Distribution per $1,000	30.258963
3. Interest Distribution per $1,000	1.354045

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.78000%
2. Days in Accrual Period	30

3. Class M Interest Due	113,523.13
4. Class M Interest Paid	113,523.13
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	49,002,790.51
2. Class M Principal Due	2,536,911.46
3. Class M Principal Paid	2,536,911.46
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	46,465,879.05

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.5542209
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0828669